CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the quarterly filing of Meier Worldwide Intermedia, Inc., a
Nevada corporation (the "Company"), on Form 10QSB for the year ending July 31,
2002 as filed with the Securities and Exchange Commission (the "Report"), I,
James Meier, Chief Financial Officer of the Company, certify, pursuant toss.906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                /S/    James Meier
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                                                 [GRAPHIC OMITTED]
                                                       James Meier
                                                       Chief Financial Officer
Date: September 13, 2002
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